Exhibit 99.1

For Immediate Release

Bright Health Group Announces Closing of $750 Million Capital Raise to Support Continued Growth

MINNEAPOLIS, January 3, 2022--(BUSINESSWIRE)--Bright Health Group, Inc. ("Bright Health Group" or the "Company") (NYSE: BHG), the first technology-enabled fully aligned system of care, built for healthcare's consumer retail market, today announced the closing of its previously announced offering of Series A convertible perpetual preferred stock (the "Series A Preferred"). A total of 750,000 shares of the Company’s Series A Preferred were sold to certain subsidiaries of Cigna Corporation and certain affiliates of New Enterprise Associates. Aggregate proceeds to the Company from the offering were $750 million.

The investment from these two leading institutions demonstrates support for the expansion of Bright Health Group’s differentiated alignment model. More information regarding closing of the Series A Preferred offering will be included in a Form 8-K to be filed by Bright Health Group with the Securities and Exchange Commission.

About Bright Health Group

Bright Health Group is the first technology-enabled, fully aligned system of care built for healthcare's consumer retail market. Our differentiated approach aligns care delivery with the financing of care to drive better outcomes, lower costs, and enhance the consumer experience. We have two market-facing businesses: NeueHealth and Bright HealthCare. NeueHealth provides care delivery and value-based enablement services through our 131 owned and affiliated clinics and broader Care Partner network. Bright HealthCare offers Commercial and Medicare health plan products to over 720,000 consumers across the nation. We believe everyone should have access to personal, affordable, and high-quality healthcare. Our mission is to Make healthcare right. Together. For more information, visit www.brighthealthgroup.com.

Forward-Looking Statements

Statements made in this release that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning the proposed closing date of the Series A Preferred investment, possible or assumed future results of operations, including descriptions of our business plan and strategies. These statements often include words such as “will,” “target,” “anticipate,” “expect,” “plan,” “believe,” “intend,” “project,” “forecast,” “estimates,” “projections,” and other similar expressions. These forward-looking statements include any statements regarding our plans and expectations with respect to Bright Health Group, Inc. and its businesses and segments. Such forward-looking statements are subject to various risks, uncertainties and assumptions. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Factors that might materially affect such forward-looking statements include: a lack of acceptance or slow adoption of our business model; our ability to retain existing consumers and expand consumer enrollment; our ability to contract with care providers and arrange for the provision of quality care; our ability to accurately estimate our medical expenses, effectively manage our costs and claims liabilities or appropriately price our products and charge premiums; the impact of the COVID-19 pandemic on our business and results of operations; the risks associated with our reliance on third-party providers to operate our business; the impact of modifications or changes to the U.S. health insurance markets; our ability to manage the growth of our business; our ability to operate, update or implement our technology platform and other information technology systems; our ability to retain key executives; our ability to successfully pursue acquisitions and integrate acquired businesses; the occurrence of severe weather events, catastrophic health events, natural or man-made disasters, and social and political conditions or civil unrest; our ability to prevent and contain data security incidents and the impact of data security incidents on our members, patients, employees and financial results; and the other factors set forth under the heading “Risk Factors” in Bright Health Group’s prospectus filed pursuant to Rule 424(b)(4) on June 25, 2021, and our other filings with the U.S. Securities and Exchange Commission. All forward looking statements contained in this release reflect management’s beliefs as of the date hereof, and except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this release to conform these statements to actual results or changes in our expectations.

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Investor Contact:
IR@brighthealthgroup.com

Media Contact:
Kris Patrow

Kris.Patrow@padillaco.com

Source: Bright Health Group